UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2019

UR-ENERGY INC.

(Exact name of registrant as specified in its charter)

Canada	001- 33905	Not applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

10758 W Centennial Road, Suite 200 Littleton, Colorado	80127
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (720) 981-4588

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common stock	URG (NYSE American): URE (TSX)	NYSE American; TSX

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On May 3, 2019, Ur-Energy Inc. issued a press release providing earnings results and an operational update for the quarter ended March 31, 2019.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 2.02 of this Current Report on Form 8-K, including the information set forth in Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by the company under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company held its Annual and Special Meeting of Shareholders (the “Meeting”) on May 2, 2019. At the Meeting, four proposals were submitted to the shareholders for approval as set forth in the Company’s definitive proxy statement, filed April 5, 2019. As of March 26, 2019, the record date for the meeting, a total of 159,729,403 Common Shares were outstanding and entitled to vote. In total, 90,540,760 Common Shares were present in person or represented by proxy at the Meeting, which represented 56.68% of the Common Shares outstanding and entitled to vote as of the record date.

Proposal No. 1 – Election of Directors. The shareholders elected all of the directors presented to the shareholders. For the election of directors, there 46,529,870 broker non-votes.

Nominee	Votes For	%	Votes Withheld	%
Jeffrey T. Klenda	41,487,699	94.31	2,502,625	5.69
James M. Franklin	35,610,614	80.95	8,379,710	19.05
W. William Boberg	35,386,061	80.44	8,604,263	19.56
Thomas Parker	35,618,104	80.97	8,372,220	19.03
Gary C. Huber	37,821,483	85.98	6,168,841	14.02
Kathy E. Walker	41,482,729	94.30	2,507,595	5.70
Rob Chang	40,035,762	91.01	3,954,562	8.99

Proposal No. 2 – Reappointment of PricewaterhouseCoopers LLP as our independent auditors of the Company and authorization for the directors to fix the remuneration of the auditors.

For	Withheld
88,074,721	2,445,473

Proposal No. 3 – Advisory (non-binding) vote regarding the compensation of the Company’s named executive officers. There were 46,529,870 broker non-votes on Proposal No. 3.

For	Against
40,615,772	3,395,118

Proposal No. 4 – Ratification, confirmation and approval of the renewal of the Ur-Energy Inc. Restricted Share Unit Plan (the “RSU Plan”), as amended, and approval and authorization for a period of three years all unallocated restricted share units issuable pursuant to the RSU Plan. There were 46,529,870 broker non-votes on Proposal No. 4.

For(1)	Against
29,150,991	9,588,359
(1) Excluding 5, 271,540 shares held by certain insiders and their affiliates.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press release of Ur-Energy Inc., dated May 3, 2019, providing earnings results and an operational update for the quarter ended March 31, 2019.*

*This Exhibit is intended to be furnished to, not filed with, the SEC pursuant to General Instruction B.2 of Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2019

Ur-Energy Inc.

By:	/s/ Penne A. Goplerud
	Name:	Penne A. Goplerud
	Title:	Corporate Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Ur-Energy Inc., dated May 3, 2019, providing earnings results and an operational update for the quarter ended March 31, 2019.*

*This Exhibit is intended to be furnished to, not filed with, the SEC pursuant to General Instruction B.2 of Form 8-K.